EXHIBIT 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (“Agreement”), dated as of the 22nd day of August 2014, is made and entered into between LLOYD I. MILLER TRUST C (the “Purchaser”) and COSI, INC., a Delaware corporation (the “Company”).

WHEREAS, prior to entering into this Agreement, the Company and PLAISANCE FUND LP, a Delaware limited partnership (the “Investor”), have entered into that certain Stock Purchase Agreement, dated as of the 15th day of August 2014 (the “Transaction SPA”), pursuant to which the Investor has agreed to purchase up to 3,889,613 shares of common stock, par value $0.01 per share, at a purchase price of $1.15 per Share (the “Per Share Price”) (collectively, the “Transaction”), which number of shares to be purchased by the Investor may be reduced only by the number of shares to be purchased by the Purchaser pursuant to this Agreement; and

WHEREAS, pursuant to that certain Senior Secured Note Purchase Agreement, dated April 14, 2014 (the “MILFAM NPA”), between MILFAM II L.P. (“MILFAM”) and the Company, MILFAM has the right to participate in the Transaction on the same terms and conditions as the Investor; and

WHEREAS, pursuant to that certain letter agreement, dated as of August 18, 2014 (the “Letter Agreement”), entered into by and among the Company, Purchaser and MILFAM, MILFAM assigned its right to participate in the Transaction to Purchaser; and

WHEREAS, pursuant to the Letter Agreement, the Purchaser has elected to participate in the Transaction.

NOW, THEREFORE, the parties hereto agree as follows:

1.          Purchase and Sale.  Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company will issue and sell to the Purchaser, and the  Purchaser will purchase from the Company, 521,739 shares (the “Shares”) of the Company’s common stock at the Per Share Price for an aggregate purchase price of $599,999.85 (the “Purchase Price”).  At the Closing, (a) the Purchase Price shall be paid by the Purchaser to the Company by wire transfer of immediately available funds to the account specified by the Company, in United States dollars, and (b) the Company shall deliver to Purchaser to the address specified by the Purchaser a certificate registered in the name of the Purchaser representing the Shares.  The Closing shall occur upon execution of this Agreement (the “Closing”).

2.          Reserved.

3.          Investor’s Purchase Commitment.  The Purchaser hereby acknowledges that, in the event the Purchaser does not close hereunder or purchases less than all of the Shares (the “Remaining Shares”), the Investor has a commitment to purchase all such Remaining Shares on the same terms and conditions, including the same Per Share Price, as set forth in the Transaction SPA.

4.           Acknowledgment.  Notwithstanding Sections 1, 2 and 3 above, the Company shall have no obligation whatsoever to issue any Shares (and accordingly, the Purchaser shall not have any obligation to pay the Purchase Price, or relevant portion thereof) (a) where shareholder approval would be required pursuant to any rule, regulation or law to which the Company is subject, including the NASDAQ Stock Market Rules, or (b) which would cause the Company to be in violation of its governing documents or any law, rule or regulation to which it is subject.

5.          Understandings of the Purchaser.  The Purchaser hereby represents and warrants to, and covenants with, the Company that the Purchaser is aware and understands that:

(a)             There are substantial risks incident to the purchase of the Shares.  An investment in the Shares is inherently speculative in nature, and the Purchaser may suffer a complete loss of the Purchaser’s investment, and the tax consequences to the Purchaser of an investment in the Shares will depend upon the Purchaser’s circumstances.

(b)             The Shares have not been registered under the Securities Act of 1933, as amended (the “Federal Securities Act”), any state’s securities act (collectively, the “State Securities Acts”) or any other laws of any other securities commission or regulatory authority (the “Other Securities Laws”), and are being offered for sale pursuant to applicable exemptions from registration.  No federal or state agency or regulatory authority or any other securities commission or regulatory authority has made any finding or determination as to the fairness of the offering of the Shares for public investment, or any recommendation or endorsement of the Shares.

(c)             The Purchaser may not sell, transfer or assign the Shares, or any portion thereof, without registration under the Federal Securities Act, the State Securities Acts or Other Securities Laws or qualification or perfection of an applicable exemption therefrom.

6.         Representations, Warranties and Covenants of the Purchaser.  The Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

(a)             Immediately prior to consummation of this Agreement, the Purchaser, together with all of its affiliates which are required to be aggregated for Commission (as defined below) reporting purposes, beneficially owns 3,804,124 shares of the Company’s common stock or any class of stock or other securities of the Company.

(b)             The Purchaser is a trust validly existing under the laws of the state of formation.

(c)             The Purchaser has full power to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(d)             The execution and delivery of this Agreement, the performance of Purchaser’s obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary proceedings on the part of Purchaser.

(e)             The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate any provision of the organizational instruments of the Purchaser and do not and will not conflict with or constitute a default under any instrument, agreement or document to which Purchaser is a party or by which it is bound.

(f)             This Agreement has been duly executed and delivered by Purchaser, and, assuming the due execution hereof by Seller, this Agreement constitutes the legal, valid and binding obligation of Purchaser, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(g)             The Purchaser has had a full opportunity to ask questions of and receive answers from the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of an investment in the Company.

(h)             The Purchaser confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Shares. It is understood that information and explanations related to the terms and conditions of the Shares provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Shares, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Purchaser in deciding to invest in the Shares. The Purchaser acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Shares for purposes of determining the Purchaser’s authority to invest in the Shares.

(i)             The Purchaser confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (ii) made any representation to the Purchaser regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made its own independent decision that the investment in the Shares is suitable and appropriate for the undersigned.

(j)             The Purchaser:  (i) is acquiring the Shares solely for the Purchaser’s own account, and not for or on behalf of other persons; (ii) is acquiring such Shares for investment purposes only, and not for resale or distribution; and (iii) has no contract, agreement, undertaking or arrangement, and no intention to enter into any contract, agreement, undertaking or arrangement, to sell, transfer or pledge such Shares or any part thereof.  Furthermore, the Purchaser does not have any reason to anticipate any change in the Purchaser’s circumstances which would cause the Purchaser to sell the Shares.

(k)             The Purchaser understands and acknowledges that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for applicable exemptions from registration under the Federal Securities Act, the State Securities Acts and Other Securities Laws.

(l)             The Purchaser hereby expressly represents that it (i) is an “Accredited Investor” within the meaning of Regulation D promulgated pursuant to the Federal Securities Act and (ii) has adequate means of providing for the Purchaser’s current financial needs, including possible future financial contingencies.  The Purchaser is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Purchaser’s Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of Purchaser’s entire investment in the Shares.

(m)             The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Shares.  With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of this Agreement. The undersigned has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Shares and its authority to invest in the Shares.

(n)              The Purchaser understands that the Shares are “restricted securities” under applicable federal securities laws and that the Federal Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the Federal Securities Act or an exemption therefrom, and the undersigned understands that, except as otherwise agreed between the Company and the Purchaser pursuant to the Registration Rights Agreement,  the Company has no obligation or intention to register any of the Shares, or to take action so as to permit sales pursuant to the Federal Securities Act (including Rule 144 (ad defined below) thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Shares principally only in “private placements” which are exempt from registration under the Federal Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned.

(o)             The Purchaser agrees:  (i) it will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Federal Securities Act, all applicable State Securities Acts and Other Securities Laws, or in a transaction which is exempt from the registration provisions of the Federal Securities Act, all applicable State Securities Acts and Other Securities Laws; (ii) that the certificates representing the Shares will bear a legend making reference to the foregoing restrictions; and (iii) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Shares (if any) except upon compliance with the foregoing restrictions.

(p)             The Purchaser acknowledges that neither the Company nor any other person offered to sell the Shares to it by means of any form of general solicitation or advertising,

including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(q)           The Purchaser will deliver to the Company any additional information in connection herewith, including the applicable “Know Your Client” information, as may be reasonably requested by counsel to the Company.

7.          Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to and covenants with the Purchaser as follows:

(a)             The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as presently proposed to be conducted and to enter into and carry out the provisions of this Agreement and the Registration Rights Agreement (as defined in the Transaction SPA).

(b)             All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder has been taken, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.  Except for the NASDAQ Notice, no consent approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the offer, sale, or issuance of the Shares or the consummation of any other transaction contemplated hereby.

(c)             The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated thereby, do not and will not conflict with, or result in, a breach or violation of or default under any applicable law or any agreement or instrument to which the Company is a party.

(d)             The Shares being purchased by the Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of all liens and restrictions on transfer other than restrictions on transfer under this Agreement and under the Federal Securities Act, State Securities Acts and any Other Securities Laws.

(e)             As of August 8, 2014, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 19,457,794 of which were issued and outstanding as of August 8, 2014.  All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Other than as provided in the SEC

Reports (as defined below), there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal.  There are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities. All outstanding securities have been issued in compliance with state and federal securities laws.

(f)             SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents (“SEC Reports”) required to be filed by the Company under the  Securities Act of 1933, as amended (“Securities Act”) and the Securities Exchange Act of 1933, as amended (“Securities Act” of 1934, as amended (“Exchange Act”) on a timely basis, except for certain beneficial ownership forms which were filed but may not have been timely and an amendment to the Company’s most recent Form10-K which will be filed to include certain disclosures which were also included in the Company’s proxy statement.  The Company’s SEC Reports complied in all material respects with the requirements of the Exchange Act as of their respective dates (except that the Company will be filing an amendment to reflect the disclosures in the preceding sentence) and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Except as disclosed in the SEC Reports, since the last day of the fiscal year of the most recent audited financial statements included in the SEC Reports, there has been no occurrence or event which would reasonably be expected to have a material adverse effect on the financial condition, results of operations, properties or business of the Company.

(g)            Financial Statements.  The Company’s audited income statement, balance sheet, and statement of cash flows for the year ended December 30, 2013, included in the Company Annual Report on Form 10-K filed on April 14, 2014 (collectively, the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles consistent with methods used in prior periods, and present fairly the financial condition and operating results of the Company as of the dates and for the periods indicated, subject to normal year-end audit adjustments and except that the unaudited statements included in the Financial Statements may not contain footnotes as would be required by generally accepted accounting principles. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.  The Company maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

(h)            Shell Company.  The Company is not, and has never been, a “shell company,” as described in paragraphs (i)(1)(i) and (ii) of Rule 144 promulgated under the Securities Act (“Rule 144”).

(i)             Liabilities.  Except as disclosed in the SEC Reports, the Company has no material Liabilities (as defined below), except for (a) Liabilities disclosed in the Financial Statements, (b) Liabilities relating to future executor obligations arising under the Company’s contracts, and (c) Liabilities which have arisen since December 31, 2013 in the ordinary course of business.  As used herein, “Liabilities” shall mean any and all debts, liabilities and obligations, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, matured or unmatured, joint or several, due or to become due, fixed, determined or determinable.

8.            Further Assurances.  The Company and the Purchaser agree that, from time to time, whether at or after the Closing, each of them will execute and deliver such further instruments of conveyance and transfer and take such other action as may be necessary to carry out the purposes and intents of this Agreement.

9.            Survival.  All representations, warranties, covenants, agreements and restrictions contained in this  Agreement shall survive the acceptance of this subscription.

10.          Additional Information.  The Purchaser covenants and agrees to promptly furnish to the Company any and all information concerning the Purchaser and the Purchaser’s investment in the Company that the Company may from time to time request for the purpose of complying with any federal, state, local or foreign law, statute, rule, regulation or governmental or regulatory requirement, and the Purchaser warrants and represents that, at the time any such information is furnished to the Company, such information shall be accurate and complete.

11.          Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and shall not be assignable by it without the prior written consent of the Company.  This Agreement, upon acceptance by the Company shall, where applicable, be binding upon the Purchaser and the Purchaser’s successors and assigns.

12.          Registration Rights Agreement.    The Purchaser will have the right to include the Shares in any registration statement the Company files to register the MILFAM warrants issued under the MILFAM NPA or to register the Investor’s shares under (i) any registration rights agreement entered into between the Company and the Purchaser or the Investor and (ii) the Registration Rights Agreement, in each case, if applicable, so long as the Purchaser executes a joinder thereto in a form reasonably acceptable to the parties.

13.          Miscellaneous.

(a)             This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its choice of law principles.

(b)             This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by each of the parties hereto; provided, however, that the Purchaser will not assign its rights or delegate its obligations under this Agreement without the express prior written consent of the Company.

(c)             This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together, shall constitute one and the same Agreement.  Counterparts may be executed in either original or electronically transmitted form (e.g., facsimile or emailed portable document format (pdf)), and the parties hereby adopt as original any signatures received via electronically transmitted form.

(d)             This Stock Purchase Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, regarding such subject matter.

(e)             This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought.  Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision of this Agreement on the part of such party hereto to be performed or complied with.  The waiver by any party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

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IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first written above.

THE PURCHASER:

LLOYD I. MILLER TRUST C

By:	MILFAM LLC

Its:	Investment Advisor

	By:	/s/ Lloyd I. Miller III

Name: Lloyd I. Miller III

Title: Manager

THE COMPANY:

COSI, INC.

By:	/s/ Scott Carlock

Name: Scott Carlock

Title: Chief Financial Officer